Exhibit 99.a.

1. This statement is being filed by The Goldman Sachs Group, Inc. ("GS Group"), Goldman, Sachs & Co. ("Goldman Sachs"), GS Capital Partners V Fund, L.P. (“GSCP V”), GS Capital Partners V Offshore Fund, L.P. (“GSCP V Offshore”), GS Capital Partners V Institutional, L.P. (“GSCP V Institutional”), GS Capital Partners V GmbH & Co. KG (“GSCP V GmbH”), GSCP V EDMC Holdings, L.P. (“GSCP V EDMC”, and together with GSCP V, GSCP V Offshore, GSCP V Institutional, GSCP V GmbH, the “Goldman Sachs Capital Partners Funds”), Goldman Sachs EDMC Investors, L.P. (“GS EDMC Investors LP”), GS Private Equity Partners 2000, L.P. (“GS PEP 2000”), GS Private Equity Partners 2000 Offshore Holdings, L.P. (“GS PEP 2000 Offshore”), GS Private Equity Partners 2000 – Direct Investment Fund, L.P. (“GS PEP 2000 Direct”), GS Private Equity Partners 2002, L.P. (“GS PEP 2002”), GS Private Equity Partners 2002 Offshore Holdings, L.P. (“GS PEP 2002 Offshore”), GS Private Equity Partners 2002 – Direct Investment Fund, L.P. (“GS PEP 2002 Direct”), GS Private Equity Partners 2002 Employee Fund, L.P. (“GS PEP 2002 Employee”), Goldman Sachs Private Equity Partners 2004, L.P. (“GS PEP 2004”), Goldman Sachs Private Equity Partners 2004 Offshore Holdings, L.P. (“GS PEP 2004 Offshore”), Multi-Strategy Holdings, L.P. (“Multi-Strategy LP”), Goldman Sachs Private Equity Partners 2004 – Direct Investment Fund, L.P. (“GS PEP 2004 Direct”), Goldman Sachs Private Equity Partners 2004 Employee Fund, L.P. (“GS PEP 2004 Employee” and, together with GS PEP 2000, GS PEP 2000 Offshore, GS PEP 2000 Direct, GS PEP 2002, GS PEP 2002 Offshore, GS PEP 2002 Direct, GS PEP 2002 Employee, GS PEP 2004, GS PEP 2004 Offshore, Multi-Strategy LP, GS PEP 2004 Direct, the “GS Private Equity Partners Funds” and, together with the Goldman Sachs Capital Partners Funds and GS EDMC Investors LP, the “GS Funds”), GSCP V Advisors, L.L.C. (“GSCP V Advisors”), GSCP V Offshore Advisors, L.L.C. (“GSCP V Offshore Advisors”), Goldman, Sachs Management GP GmbH (“GS Management GmbH”), GS Advisors V, L.L.C. (“GS Advisors V”), GSCP V EDMC GP, L.L.C. (“GSCP V EDMC GP”), GS EDMC Advisors, L.L.C. (“GS EDMC Advisors”), GS PEP 2000 Advisors, L.L.C. (“PEP 2000 LLC”), GS PEP 2000 Offshore Holdings Advisors, Inc. (“PEP 2000 Offshore Inc.”), GS PEP 2000 Direct Investment Advisors, L.L.C. (“PEP 2000 Direct LLC”), GS PEP 2002 Advisors, L.L.C. (“PEP 2002 LLC”), GS PEP 2002 Offshore Holdings Advisors, Inc. (“PEP 2002 Offshore Inc.”), GS PEP 2002 Direct Investment Advisors, L.L.C. (“PEP 2002 Direct LLC”), GS PEP 2002 Employee Funds GP, L.L.C. (“PEP 2002 Employee LLC”), Goldman Sachs PEP 2004 Advisors, L.L.C. (“PEP 2004 LLC”), Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc. (“PEP 2004 Offshore Inc.”), Multi-Strategy Holdings Offshore Advisors, Inc. (“Multi-Strategy Advisors Inc.”), Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C. (“PEP 2004 Direct LLC”), Goldman Sachs PEP 2004 Employee Funds GP, L.L.C. (“PEP 2004 Employee LLC” and, together with GSCP V Advisors, GSCP V Offshore Advisors, GS Management GmbH, GS Advisors V, GSCP V EDMC GP, GS EDMC Advisors, PEP 2000 LLC, PEP 2000 Offshore Inc., PEP 2000 Direct LLC, PEP 2002 LLC, PEP 2002 Offshore Inc., PEP 2002 Direct LLC, PEP 2002 Employee LLC, PEP 2004 LLC, PEP 2004 Offshore Inc., Multi-Strategy Advisors Inc., PEP 2004 Direct LLC, GS Group, Goldman Sachs, the GS Funds, the "Reporting Persons").

2. Due to the electronic system's limitation of 10 Reporting Persons per joint filing, this statement is being filed in duplicate.

3. Goldman Sachs and GS Group may be deemed to beneficially own indirectly, in the aggregate, 54,268,701 shares of Education Management Corporation (the "Company") common stock, par value $0.01 per share ("Common Stock") through the GS Funds, of which affiliates of GS Group and Goldman Sachs are the general partner, managing limited partner, managing partner, managing member or member. Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager for certain of the GS Funds.

4. GSCP V beneficially owns directly and its general partner GSCP V Advisors may be deemed to beneficially own indirectly 21,118,597 shares of Common Stock. GSCP V Offshore beneficially owns directly and its general partner GSCP V Offshore Advisors may be deemed to beneficially own indirectly 10,908,983 shares of Common Stock. GSCP V Institutional beneficially owns directly and its general partner GS Advisors V may be deemed to beneficially own indirectly 7,241,856 shares of Common Stock. GSCP V GmbH beneficially owns directly and its general partner GS Management GmbH may be deemed to beneficially own indirectly 837,284 shares of Common Stock. GSCP V EDMC beneficially owns directly and its general partner GSCP V EDMC GP may be deemed to beneficially own indirectly 740,881 shares of Common Stock. GS EDMC Investors LP beneficially owns directly and its general partner GS EDMC Advisors may be deemed to beneficially own indirectly 7,157,920 shares of Common Stock. GS PEP 2000 beneficially owns directly and its general partner PEP 2000 LLC may be deemed to beneficially own indirectly 1,914,413 shares of Common Stock. GS PEP 2000 Offshore beneficially owns directly and its general partner PEP 2000 Offshore Inc. may be deemed to beneficially own indirectly 673,856 shares of Common Stock. GS PEP 2000 Direct beneficially owns directly and its general partner PEP 2000 Direct LLC may be deemed to beneficially own indirectly 743,493 shares of Common Stock.

5. GS PEP 2002 beneficially owns directly and its general partner PEP 2002 LLC may be deemed to beneficially own indirectly 266,883 shares of Common Stock. GS PEP 2002 Offshore beneficially owns directly and its general partner PEP 2002 Offshore Inc. may be deemed to beneficially own indirectly 1,027,940 shares of Common Stock. GS PEP 2002 Direct beneficially owns directly and its general partner PEP 2002 Direct LLC may be deemed to beneficially own indirectly 231,961 shares of Common Stock. GS PEP 2002 Employee beneficially owns directly and its general partner PEP 2002 Employee LLC may be deemed to beneficially own indirectly 118,016 shares of Common Stock. GS PEP 2004 beneficially owns directly and its general partner PEP 2004 LLC may be deemed to beneficially own indirectly 83,005 shares of Common Stock. GS PEP 2004 Offshore beneficially owns directly and its general partner PEP 2004 Offshore Inc. may be deemed to beneficially own indirectly 539,998 shares of Common Stock. Multi-Strategy, LP beneficially owns directly and its general partner Multi-Strategy Advisors Inc. may be deemed to beneficially own indirectly 154,772 shares of Common Stock. GS PEP 2004 Direct beneficially owns directly and its general partner PEP 2004 Direct LLC may be deemed to beneficially own indirectly 372,981 shares of Common Stock. GS PEP 2004 Employee beneficially owns directly and its general partner PEP 2004 Employee LLC may be deemed to beneficially own indirectly 135,862 shares of Common Stock.

6. The Reporting Persons disclaim beneficial ownership of all shares of Common Stock in excess of their pecuniary interest, if any, and this report shall not be deemed an admission that any such entity is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.